AMENDMENT No. 1


            AMENDMENT AGREEMENT No. 1 dated as of September 11, 1997 among FINLAY ENTERPRISES, INC. a Delaware corporation (the "Parent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Company"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent"), for the Lenders.

                          W I T N E S S E T H :

            WHEREAS, the Parent, the Company, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 11, 1997 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and;

            WHEREAS, the Company desires to fund its proposed acquisition of certain assets pursuant to that certain Asset Purchase Agreement (as defined herein) by amending the terms of the Credit Agreement; and

            WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement;

            NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:


1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

            2. Consent to Asset Purchase Agreement. The Lenders hereby consent to the transactions contemplated by that certain Asset Purchase Agreement dated as of September 3, 1997 by and among the Parent, the Company, Zale Corporation and Zale Delaware Inc. (the "Asset Purchase Agreement"), as in effect on the date hereof, without any waivers or modifications not consented to by the Majority Lenders, provided that such transaction is consummated by no later than November 14, 1997. This consent shall become








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effective  upon the due execution and delivery of this  Amendment by each of the
Company,   the  Parent  and  each  of  the  Lenders.  In  connection  with  such acquisition, the Company agrees to execute, deliver and file at the Company's expense all financing statements requested by the Agent to be filed to perfect the Agent's and the Lenders' Liens on the assets to be purchased.

            3. Amendments to Credit Agreement. Upon the Effective Date (as defined herein), the Credit Agreement shall be amended as follows:

            (a) The definition of "Revolving Credit Facility Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount "$175,000,000" appearing therein, and substituting "$225,000,000" therefor.

            (b) Section  3.1(c)(i) of the Credit  Agreement is hereby amended by
deleting   the  amount   "$10,000,000"   appearing   therein  and   substituting
"$50,000,000" therefor.

            (c) Section  9.1(ii) of the Credit  agreement  is hereby  amended by
deleting   the  amount   "$18,500,000"   appearing   therein  and   substituting
"$19,500,000" therefor.

            (d) Exhibit A to the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit A hereto.

            4. Representations and Warranties. Each of the Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

            (a) Each of the Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

            (b) This Amendment has been duly executed and delivered by the Parent and the Company and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Company, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.



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            (c) No consent or  approval  of any  person,  firm,  corporation  or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

            (d) After giving effect to this Amendment, each of the Company and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

            (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

            (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     5. Effective Date. The amendments to the Credit Agreement contained herein shall not become effective (the "Effective Date") until (i) this Amendment has been duly executed and delivered by the Company, the Parent and each of the Lenders; (ii) the acknowledgement attached hereto shall have been executed and delivered by each of the Subsidiaries; (iii) the transactions contemplated by the Asset Purchase Agreement shall have been consummated by no later than November 14, 1997 and a letter from the Company to that effect shall have been delivered to the Agent and (iv) the Parent and the Company shall have delivered to the Agent for each of the Lenders new Revolving Notes reflecting their new Revolving Commitments. On the Effective Date, upon the written request of the Agent, each Lender whose Revolving Commitment has increased on the Effective Date shall wire transfer immediately available funds to the Agent in an amount required to purchase such Lender's new pro rata share of the then outstanding amount of the Revolving Loan. Such funds will be paid by the Agent to each





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Lender whose  Revolving  Commitment did not increase on the Effective Date so as to reduce such Lender's pro rata share of the Revolving Loan immediately prior to the Effective Date to its new pro rata share of the Revolving Loan on the Effective Date.

            6. Expenses. The Company agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment and related UCC financing statement filings.

            7. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Company and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

            8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

            IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.

                              FINLAY ENTERPRISES, INC.


                              By: /s/ Barry D. Scheckner
                                  -------------------------------
                                  Name:  Barry D. Scheckner
                                  Title: Senior Vice President and
                                  Chief Financial Officer




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                              FINLAY FINE JEWELRY CORPORATION


                              By: /s/ Barry D. Scheckner
                                  -------------------------------
                                  Name:  Barry D. Scheckner
                                  Title: Senior Vice President and
                                  Chief Financial Officer


                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              Individually and as Agent


                              By: /s/ Rick Luck
                                  -------------------------------
                                  Name:  Rick Luck
                                  Its Duly Authorized Signatory


                              FLEET PRECIOUS METALS, INC.


                              By: /s/ David P. Berube
                                  -------------------------------
                                  Name:  David P. Berube
                                  Title: Assistant Vice President


                                  By: /s/ Anthony J. Capuano
                                  -------------------------------
                                  Name:  Anthony J. Capuano
                                  Title: Senior Vice President


                              THE CHASE MANHATTAN BANK


                              By: /s/ Dolores A. Walsh
                                  --------------------------------
                                  Name:  Dolores A. Walsh
                                  Title: Vice President


                              GOLDMAN SACHS CREDIT PARTNERS L.P.


                              By: /s/ Ed Forst
                                  -----------------------------
                                  Name:  Ed Forst
                                  Title: Managing Director





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Each of the Guarantors, by signing below, confirms in favor of the Agent and the
Lenders that it consents to the terms and conditions of the foregoing Amendment No. 1 to this Amended and Restated Credit Agreement and agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.


FINLAY JEWELRY, INC.


By: /s/ Barry D. Scheckner
    -------------------------------
    Name:  Barry D. Scheckner
    Title: Senior Vice President and
    Chief Financial Officer



SONAB HOLDINGS, INC.


By: /s/ Barry D. Scheckner
    -------------------------------
    Name:  Barry D. Scheckner
    Title: Senior Vice President and
    Chief Financial Officer



SONAB INTERNATIONAL, INC.


By: /s/ Barry D. Scheckner
    -------------------------------
    Name:  Barry D. Scheckner
    Title: Senior Vice President and
    Chief Financial Officer



SOCIETE NOUVELLE D'ACHAT DE BIJOUTERIE - S.O.N.A.B.


By: /s/ Barry D. Scheckner
    -------------------------------
    Name:  Barry D. Scheckner
    Attorney-in-Fact




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                                    EXHIBIT A
               LENDERS, COMMITMENTS AND INITIAL EURODOLLAR OFFICES

Lender and Initial                           Revolving
Eurodollar Office                           Commitment
                                              Amount               %

General Electric                           $75,000,000          33.333%
Capital
Corporation
201 High Ridge Road
Stamford, CT  06927

Fleet Precious Metals, Inc.                $50,000,000          22.222%
111 Westminster Street
Providence, Rhode Island 02903

Goldman Sachs Credit Partners L.P.         $50,000,000          22.222%
85 Broad Street
New York, New York 10004

The Chase Manhattan Bank                   $50,000,000          22.222%
111 West 40th Street, 10th Floor
New York, New York 10018
                                              Revolving
                                              Sublimit
                                              Commitment%
                                              -----------

General Electric                           $8,333,500           33.333%
Capital
Corporation
201 High Ridge Road
Stamford, CT  06927

Fleet Precious Metals, Inc.                $5,555,5000          22.222%
111 Westminster Street
Providence, Rhode Island 02903

Goldman Sachs Credit Partners              $5,555,5000          22.222%
85 Broad Street
New York, New York 10004

The Chase Manhattan Bank                   $5,555,500           22.222%
111 West 40th Street
--------
As such amount may vary pursuant to the definition of Parent Revolving Credit Facility Sublimit Commitment.